UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 19, 2009 (March 17, 2009)

U.S. ENERGY CORP.
(Exact Name of Company as Specified in its Charter)

Wyoming	0-6814	83-0205516
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Glen L. Larsen Building
877 North 8th West Riverton, WY		82501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (307) 856-9271

Not Applicable
Former Name, Former Address or Former Fiscal Year,, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 17, 2009, the Board of Directors of U.S. Energy Corp. (the “Company”) adopted and approved, effective immediately, amendments to the Company’s Bylaws.  Among other things, the amendments revise Article II of the bylaws to:

•
clarify that (i) the nomination of candidates for election to the Board of Directors shall be considered a purpose of the meeting (whether an annual or a special meeting); (ii) only the Company can send a notice to shareholders of either an annual or a special meeting; and (iii) only the purposes set forth in a notice may be considered at a meeting;

•
provide (consistent with the Federal securities laws) that the persons named as proxies in a proxy statement prepared by the Company will have discretionary authority to vote all shares represented thereby, as to matters of which the Company did not have proper advance notice, as required in the Bylaws;

•
add to the prior requirements which shareholders must follow for persons to be considered by the Board of Directors for inclusion as candidates for the Board of Directors, in the Company’s proxy statement (pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934), to require disclosure to the Company of any material monetary agreements and other material relationships between a requesting shareholder and the persons proposed for consideration as candidates; and

•
add an advance notice provision, in connection with a shareholder’s demand for the Company to call a special meeting, requiring disclosure to the Company of the purpose of such a meeting, with a brief description thereof (and the text of any proposed amendment to the Company’s Articles of Incorporation or Bylaws, if applicable); the proposer’s share ownership; and the proposer’s relationship to any other stockholders, including material relationships and interests with other shareholders.

The foregoing description of the amendment is qualified in its entirety by reference to the text of the amendments, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference. The Company’s complete Bylaws, as amended and restated, are attached as Exhibit 3.2.

Item 9.01.  Financial Statements and Exhibits

Exhibit 3.1                            Amendments to Bylaws as of March 17, 2009 (amendments shown in bold face).

Exhibit 3.2                            Complete text of Bylaws, as amended and restated, as of March 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

Dated: March 19, 2009	By:	/s/ Keith G. Larsen
Keith G. Larsen, CEO